Ordinary Shares	12 Months Ended
Dec. 31, 2019
Ordinary Shares
Ordinary Shares

17. Ordinary Shares

Pursuant to a resolution passed in the Annual General Meeting on April 24, 2019, the Company’s authorized share capital was increased from US$75,000,000 to US$150,000,000 by the addition of 75,000,000 ordinary shares of US$1.00 each (equivalent to 750,000,000 ordinary shares of US$0.10 each after the share split effective on May 30, 2019) in the share capital of the Company.

Pursuant to a resolution passed in the Extraordinary General Meeting on May 29, 2019, with effect from May 30, 2019, each ordinary share of the Company was subdivided into 10 ordinary shares and the par value per ordinary share was changed from US$1.00 to US$0.10. All Company ordinary share and per share amounts presented were adjusted retroactively as the share split was effective when the consolidated financial statements were issued.

As at December 31, 2019, the Company is authorized to issue 1,500,000,000 ordinary shares.

A summary of ordinary shares transactions (in thousands) is as follows:

	2019	2018	2017
As at January 1	666,577	664,470	607,058
Public offering (note)	—	—	56,849
Share option exercises	329	2,107	563
As at December 31	666,906	666,577	664,470

Note: In October 2017, the Company issued 56,849,050 ordinary shares in the form of 11,369,810 ADS for gross proceeds of US$301.3 million. Issuance costs totaled US$8.6 million.

Each ordinary share is entitled to one vote. The holders of ordinary shares are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors of the Company.